FCF P2 07/21

SUPPLEMENT DATED JULY 23, 2021

TO THE PROSPECTUS DATED FEBRUARY 1, 2021

OF

FRANKLIN GROWTH FUND

(Franklin Custodian Funds)

The prospectus is amended as follows:

I.  The following replaces the “Fund Summaries – Franklin Growth Fund – Portfolio Managers” section of the prospectus:

Portfolio Managers

Serena Perin Vinton, CFA

Senior Vice President of Advisers and portfolio manager of the Fund since 2008.

Robert Rendler, CFA

Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since 2016.

II. The following replaces the second through fifth paragraphs under “Fund Details – Franklin Growth Fund – Management” section of the prospectus regarding the Fund’s portfolio managers:

The Fund is managed by a team of dedicated professionals focused on investments in securities of companies that are leaders in their industry. The portfolio managers of the team are as follows:

Serena Perin Vinton, CFA Senior Vice President of Advisers

Ms. Vinton has been a portfolio manager of the Fund since 2008. She has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton in 1991.

Robert Rendler, CFA Portfolio Manager and Research Analyst of Advisers

Mr. Rendler has been a portfolio manager of the Fund since 2016, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2005.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

FCF SA1 07/21

SUPPLEMENT DATED JULY 23, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION

 DATED FEBRUARY 1, 2021

OF

FRANKLIN GROWTH FUND

(Franklin Custodian Funds)

The statement of additional information (SAI) is amended as follows:

I.  The following is added to the bullet point list of investment in which the Fund may invest under the heading “Goals, Strategies and Risks – Additional Strategies – Growth Fund:”

[The Fund may:]

•         invest in private investments, including PIPES.

II. The following replaces the “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Private investments” section of the SAI:

Private investments  Consistent with its investment goals and policies, the Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. The Fund will generally treat these securities as illiquid. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be “hot” issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

The Fund also may make private investments in public equity (PIPEs), which typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s securities. When investing in PIPEs, there is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. In addition, shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Please keep this supplement with your SAI for future reference.